EXHIBIT 10.1

AMENDMENT TO

STOCKHOLDER AGREEMENT

BETWEEN

HALLIBURTON COMPANY

AND

DII INDUSTRIES, LLC

ASBESTOS PI TRUST

MARCH 17, 2005

AMENDMENT TO STOCKHOLDER AGREEMENT

This AMENDMENT TO STOCKHOLDER AGREEMENT (this “Amendment”), dated as of March 17, 2005, is entered into by and between Halliburton Company, a Delaware corporation (“Company”), and the DII Industries, LLC Asbestos PI Trust (the “Stockholder”).

Reference is made to the Stockholder Agreement dated January 20, 2005 (the “Stockholder Agreement”). The Company and the Stockholder have, as of the date hereof, entered into the Underwriting Agreement (as defined below). The Company and the Stockholder have agreed to amend and waive certain provisions of the Stockholder Agreement as provided herein. Capitalized terms used in this Amendment are used as defined in the Stockholder Agreement.

RECITALS

In consideration of the representations, warranties, covenants and agreements contained in this Amendment, the Company and the Stockholder hereby agree as follows:

SECTION 1

TERM

1.   Waiver of Agreed Volume Limitations

. The Company agrees, until April 4, 2005, to waive the Agreed Volume Limitations in the Stockholder Agreement to permit and allow the Stockholder to enter into the Underwriting Agreement for the Proposed Offering (as defined below) and to complete the sale of Subject Shares by the Stockholder in the Proposed Offering as contemplated by the Underwriting Agreement.

2.    Definitions

. The following definitions shall be added to the definitions in Appendix A to the Stockholder Agreement:

“Proposed Offering” shall mean an underwritten offering of Subject Shares by the Stockholder as contemplated by the Underwriting Agreement, or as the offering may be amended or supplemented by mutual agreement of the Company and the Stockholder; provided, that the control of any Transfer of the Subject Shares, including the closing of the sale of the Subject Shares as contemplated by the Underwriting Agreement, shall at all times remain within the sole discretion of the Stockholder.

“Underwriting Agreement” shall mean the Underwriting Agreement dated as of March 17, 2005 among the Company, the Stockholder and J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of other underwriters named therein, providing for the sale by the Stockholder of an aggregate of 59,500,000 Subject Shares of common stock of the Company.

3.   Limitation Amendment

. Effective upon the closing of the sale of 54,500,000 shares of common stock of the Company pursuant to the Proposed Offering:

(a)  The proviso in Section 4.1(a) shall be amended to read in its entirety as follows:

“provided, however, that if (i) the Company exercises its right to suspend the Shelf Registration or to require a Discontinuance Period (as defined below) in accordance with Section 4.1(b)(i) below or (ii) the Shelf Registration Statement is not declared effective under the Securities Act on the Funding Date, then (A) the Effectiveness Period in respect of the related Shelf Registration Statement shall be extended by the same number of days as the suspension period invoked and the Discontinuance Period required by the Company or the number of days from the Funding Date until the Shelf Registration Statement is declared effective under the Securities Act, respectively, or both, if applicable, and (B) notwithstanding section 3.1, the Stockholder may Transfer the Subject Shares pursuant to the Shelf Registration Statement during such extension of the Effectiveness Period, subject to the Agreed Volume Limitations, as the Agreed Volume Limitations may be increased pursuant to Section 4.1(b)(iii).”

(b)  Section 4.1(b)(i) of the Stockholder Agreement shall be amended to read in its entirety as follows:

(i)	“The Company shall have the right, at any time, for a period of not more than 90 days, by notice to the Stockholder, (A) to suspend the effectiveness of the Shelf Registration or (B) to require the Stockholder to discontinue any and all Transfers pursuant to the Shelf Registration (the “Discontinuance Period”); provided, however, that the Company may not use the right set forth in this section 4.1(b)(i) more than once during the Effectiveness Period.”

(c)  Section 4.1(b)(iii) of the Stockholder Agreement shall be amended to read in its entirety as follows:

(iii)	“If the Company invokes its right to suspend the effectiveness of the Shelf Registration pursuant to section 4.1(b)(i) or invoke the Discontinuance Period, then the Agreed Volume Limitations in the Three-Month Period subsequent to any Three-Month Period in which such a suspension occurs or is continuing or the Discontinuance Period is invoked or is continuing, as applicable, shall be increased by an amount of Subject Shares equal to the difference between (I) the product of (a) the maximum number of Subject Shares permitted to be Transferred pursuant to section 3.1(b)(i) and (iv) in the Three-Month Period in which the suspension occurred or is continuing or the Discontinuance Period is invoked or is continuing, assuming such suspension had not occurred or been continuing or such Discontinuance Period shall not have been invoked or been continuing, and (b) a fraction, the numerator of which is the aggregate number of days that the Shelf Registration was suspended or the Discontinuance Period was invoked and continued in the Three-Month Period and the denominator of which is 91, and (II) the number of Subject Shares actually Transferred pursuant to section 3.1(b)(i) and (iv) in such Three-Month Period.”

(d)  Section 4.2 of the Stockholder Agreement shall be deleted in its entirety.

4.    Notices

.    Section 5.3 of the Stockholder Agreement shall be amended to read in its entirety as follows:

All notices, requests and other communications (collectively, the “Notices”) made pursuant to this Agreement shall be in writing and signed and correctly dated by the Party sending such Notice. All Notices shall be delivered personally (by courier or otherwise) or by facsimile to the receiving Party at the applicable address or facsimile set forth below:

If to the Company:

Halliburton Company
1401 McKinney, Suite 2400
Houston, Texas 77010-4035
Attention: Margaret Carriere, Vice President and Secretary
Facsimile: (713) 759-2619

with a copy to:

Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Attention: Darrell W. Taylor
Facsimile: (713) 229-1313

and

Halliburton Company
1401 McKinney, Suite 2400
Houston, Texas 77010-4035
Attention: Albert O. Cornelison, Jr., Executive Vice President and General Counsel
Facsimile: (713) 759-2622

If to the Stockholder:

DII Industries, LLC Asbestos PI Trust
2716 Lee Street, Suite 500
Greenville, Texas 75401
Attention: Managing Trustee
Facsimile: (903) 453-2169

With a copy to:

Gibson Dunn & Crutcher LLP
2100 McKinney Avenue, Suite 1100
Dallas, Texas 75201
Attention: Michael A. Rosenthal
Facsimile: (214) 571-2951

Any Notice delivered personally shall be deemed to have been given on the date it is so delivered, or upon attempted delivery if acceptance of delivery is refused, and any Notice delivered by facsimile shall be deemed to have been given on the first Business Day it is received by the addressee (or, if such Notice is not received during regular business hours of a Business Day, at the beginning of the next such Business Day). The address and facsimiles set forth above may be changed by a Party by giving Notice of such change of address or facsimile in the manner set forth in this section 5.3.

5.      Holdback

. The Stockholder agrees that the Proposed Offering is and shall be “an underwritten offering of equity Securities” as described in section 4.6(d) of the Stockholder Agreement, that the provisions of such section 4.6(d) apply to the Stockholder in connection with the Proposed Offering and that the Stockholder will comply with requests by the managing underwriter as contemplated by such section 4.6(d).

6.      Ratification

. Except as expressly amended and supplemented by this Amendment, the Stockholder Agreement shall remain unchanged and in full force and effect.

7.     Governing Law

. The laws of the State of Delaware shall govern the construction, interpretation and effect of this Amendment without giving effect to any conflicts of law principles.

8.     Counterparts

. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same original document.

9.     Severability

. In the event that any provision of this Amendment shall finally be determined to be unlawful, such provision shall be deemed severed from this Amendment and every other provision of this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed on behalf of each of the parties by their respective officers thereunto duly authorized, effective as of the date first written above.

HALLIBURTON COMPANY

By: /s/ W. Preston Holsinger

Name: W. Preston Holsinger

Title: Vice President and Treasurer

DII INDUSTRIES, LLC

ASBESTOS PI TRUST

By:    /s/ Alan R. Kahn

Name: Alan R. Kahn

Title: Managing Trustee